AMENDMENT TO THE NONSTANDARDIZED CASH OR DEFERRED PROFIT-SHARING PLAN ADOPTION AGREEMENT #010

1.          Section VI of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption
             Agreement #010 entitled "Employee Contributions" is amended by adding the following new sections:

"J.         Catch-up Contributions (select one):

[X]       1.          Shall apply to contributions after December 31, 2001.  (Enter December
                          31, 2001 or a later date).

[   ]       2.          Shall not apply.

K.         Direct Rollovers:

             The Plan will accept a Direct Rollover of an Eligible Rollover Distribution from
             (check each that apply):

[X]       1.          A Qualified Plan described in Code Section 401(a) or 403(a), excluding
                          Voluntary After-tax Contributions.

[   ]       2.          A Qualified Plan described in Code Section 401(a) or 403(a), including
                          Voluntary After-tax Contributions.

[X]       3.          An annuity contract described in Code Section 403(b), excluding
                          Voluntary After-tax Contributions.

[X]       4.          An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state.

L.         Participant Rollover Contributions from Other Plans:

             The Plan will accept a Participant Rollover Contribution of an Eligible Rollover
             Distribution from (check only those that apply):

[X]       1.          A Qualified Plan described in Code Section 401(a) or 403(a).

[X]       2.          An annuity contract described in Code Section 403(b).

[X]       3.          An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

M.         Participant Rollover Contributions from IRAs:

             The Plan (select one):

[X]       1.          will

[   ]       2.          will not

             accept a Participant Rollover Contribution of the portion of a distribution from an
             Individual Retirement Account or Annuity described in Code Section 408(a) or
             408(b) that is eligible to be rolled over and would otherwise be includable in gross income.

N.         Effective Date of Direct Rollover and Participant Rollover Contribution Provisions:

             The provisions of K., L., and M. above, as they apply to Paragraph 4.4 of the Basic
             Plan Document #01 entitled "Direct Rollovers of Benefits" shall be effective
             January 1, 2002 (enter a date no earlier than January 1, 2002)."

2.          Section VIII(A) of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption
             Agreement #010 entitled, "Matching Employer Contribution" will be amended effective
             January 1, 2002 by the addition of a new paragraph 6, which shall read as follows:

"6.        Catch-up Contributions:

[   ]       a.          Catch-up contributions made by the Participants will not be matched by the Employer.

[X]       b.          Catch-up Contributions made by the Participants will be matched on the same formula, terms and conditions as provided in Section VIII of the
                          Adoption Agreement.  A Matching Contribution will be made on the basis of the contribution type(s) selected below:

[X]        i.          Elective Deferrals

[   ]       ii.          403(b) Deferrals"

3.          Section XI of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption
             Agreement #010 entitled, "MULTIPLE PLANS MAINTAINED BY THE EMPLOYER,
             LIMITATIONS ON ALLOCATIONS, AND TOP-HEAVY CONTRIBUTIONS" will be amended effective ____________ by the addition of a new paragraph (C) which shall read as follows:

"C.        Minimum Benefits for Employees Also Covered Under Another Plan:

             The Employer should describe below the extent, if any, to which the Top-Heavy
             Minimum Benefit requirements of Code Section 416(c) and paragraph 14.2 of the
             Basic Plan Document #01 shall be met in another plan.  Please list the name of the other plan, the minimum benefit that will be provided under such other plan, and the
             Employees who will receive the minimum benefit under such other plan."

             _________________________________________________________________

             _________________________________________________________________

             _________________________________________________________________

             _________________________________________________________________

4.          Section XIII of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption
             Agreement #010 entitled, "VESTING" will be amended effective 1/1/2002 by the addition of a new paragraph (E) which shall read as follows:

             Note:   First select to whom the vesting schedule will apply.  Number 1 should be elected if only active Participants' Matching Contributions accounts will be affected.
                          Letter (a) should be selected if the Employer wishes only to change the vesting schedule for contributions made to the Plan after December 31, 2001.  Letter (b)
                          should be selected if the Employer wants to change the vesting schedule for all
                          Matching Contributions to the Plan (regardless of when made).  Number 2 should be selected if the Employer wants to change the vesting schedule on
                          Matching Contributions for all Participants - regardless of whether they are active or inactive.  The applicable vesting schedule shall be selected from numbers 3 through 7 below.

"E.        Vesting of Employer Matching Contributions:

             1.          Plan Participants with one Hour of Service for Plan Years beginning after
                          2001:

[   ]       a.          The vesting schedule of Employer Matching Contributions as described in paragraph 9.2 of the Basic Plan Document #01 shall be selected below and shall apply only to account balances derived from Employer Matching Contributions attributable to a Plan Year beginning after December 31, 2001.

[X]       b.          The vesting schedule of Employer Matching Contributions as described in paragraph 9.2 of the Basic Plan Document #01 shall be as selected below and shall apply to account balances derived from Employer Matching Contributions.

             2.          All Plan Participants:

[   ]       a.          The vesting schedule of Employer Matching Contributions as described in paragraph 9.2 of the Basic Plan Document #01 shall be as selected below and shall apply to all Participants with an account balance derived from Employer Matching Contributions.

The vesting schedule for Employer Matching Contributions shall be as follows:

[   ]       3.          Not applicable.  There are no Employer Matching Contributions made to the Plan.

[   ]       4.          Not applicable.  The current formula(s) are equal to or greater than the
                          3-year cliff or 6-year graded vesting schedules.

[   ]       5.          A Participant's account balance derived from Employer Matching
                          Contributions shall be fully and immediately vested.

[   ]       6.          A Participant's account balance derived from Employer Matching
                          Contributions shall be nonforfeitable upon the Participant's completion of 3 years of vesting Service.

[X]       7.          A Participant's account balance derived from Employer Matching
                          Contributions shall vest according to the following schedule:

Years of Vesting Service 2 3 4 5 6	Vested Percentage 20% 40% 60% 80% 100%

5.          Section XV of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption
             Agreement #010 entitled, "IN-SERVICE WITHDRAWALS" will be amended effective
             January 1, 2002 by the addition of a new paragraph (C) which shall read as follows:

"C.        Suspension Period for Hardship Distribution (select one):

[X]       1.          A Participant who receives a distribution of Elective Deferrals in calendar year 2001 on account of Hardship shall be prohibited from making
                          Elective Deferrals and Voluntary After-tax Contributions under this and all other plans of the Employer for six (6) months after receipt of the distribution or until January 1, 2002, if later.

[   ]       2.          A Participant who receives a distribution of Elective Deferrals in calendar year 2001 on account of Hardship shall be prohibited from making Elective Deferrals and Voluntary After-tax Contributions under this and all other plans of the Employer for the period specified in the provisions of the Plan relating to suspension of Elective Deferrals that were in effect prior to this Amendment."

6.          Section XVIII of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption
             Agreement #010 entitled, "DISTRIBUTION OPTIONS" will be amended effective
             January 1, 2002 by the addition of two new paragraphs (E) and (F) which shall read as follows:

"E.        Treatment of Rollovers in Application of Involuntary Cash-out Provisions:

             The Employer (select one):

[   ]       1.          Elects

[X]       2.          Does not elect (required if the Plan is subject to the qualified joint and survivor annuity requirements of Code Sections 401(a)(11) and 417 of the Code)

             to exclude Rollover Contributions in determining the value of the Participant's nonforfeitable account balance for purposes of the Plan's involuntary cash-out rules.

             If the Employer has elected to exclude Rollover Contributions, the election shall apply with respect to distributions made after _________________________ (enter a date no earlier than December 31, 2001) with respect to Participants who separated from Service after __________________________ (enter the date; this date may be earlier than December 31, 2001).

F.          Distribution Upon Severance from Employment:

             Distribution upon severance from employment as described in paragraph 6.6(d) of the
             Basic Plan Document #01 shall apply for distributions after December 31, 2001
              (enter a date no earlier than December 31, 2001):

[X]       regardless of when the severance from employment occurred.

[   ]       for severances from employment occurring after _______________ (enter the
             Effective Date if different than the Effective Date above)."

Executed, this 8th day of January, 2002.

PAUL MUELLER COMPANY
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Name of Employer

DONALD E. GOLIK
SR. VICE PRESIDENT & CFO
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Signed by

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Signature